Exhibit 99.1

Harvard Ave Acquisition Corporation and OAG International Ltd Announce Definitive Business Combination Agreement

New York, Sept. 28, 2026 (GLOBE NEWSWIRE) -- Harvard Ave Acquisition Corporation (“HAVA”) (Nasdaq: HAVA), a publicly traded special purpose acquisition company, and OAG International Ltd (“OAG”), a global provider of specialized pipeline construction and integrity services for critical onshore and offshore energy infrastructure, today jointly announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”). Upon completion of the business combination between HAVA and OAG and related transactions pursuant to the Business Combination Agreement (collectively, the “Proposed Transactions”), OAG Pipeline Technologies Inc., a Cayman Islands exempted company newly formed for the purpose of effecting the Proposed Transactions (the “Combined Company” or “PubCo”), is expected to be listed on The Nasdaq Stock Market LLC (“Nasdaq”).

Management Comments

Sung Hyuk Lee, Chief Executive Officer of HAVA

“We are pleased to announce our business combination with OAG, an established business with a long operating history and a global track record in specialized pipeline services.

For HAVA, we believe this transaction represents an important step in delivering on our objective of identifying a high-quality operating business for our shareholders. The proposed combination provides HAVA shareholders with the opportunity to participate in OAG’s future development through a Nasdaq-listed public company, while providing OAG with a public market platform to support its long-term growth strategy. We believe the transaction creates a strong foundation for the combined company and has the potential to deliver meaningful long-term value for HAVA shareholders.”

Jonathan Chong, Founder and Managing Director of OAG

“This transaction represents an important milestone for OAG and reflects the progress our team has made since I founded the business more than 25 years ago. From our beginnings as a provider of personnel and technical services to the oil and gas industry, OAG has developed into a specialized pipeline services business with capabilities spanning field joint coating, welding and non-destructive testing. To date, we have completed more than 200 projects across more than 27 countries.

Our next phase is focused on building a broader integrated pipeline technology and services platform. We intend to continue strengthening our core capabilities, investing in proprietary technologies, expanding our presence in markets including the Americas and Africa, and selectively pursuing complementary technologies and businesses across the pipeline construction and integrity value chain.

We believe becoming a Nasdaq-listed company through our combination with HAVA will provide an important platform to support these objectives, enhance our visibility with customers and partners globally, and position OAG for its next stage of growth. We are excited to begin this new chapter while maintaining the technical execution, quality and customer focus that have shaped OAG over the past 25 years.”

Transaction Overview

Under the terms of the Business Combination Agreement, OAG Merger Sub I, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo, will merge with and into HAVA, with HAVA as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) following the First Merger, OAG Merger Sub II, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo, will merge with and into OAG, with OAG as the surviving entity and a wholly-owned subsidiary of PubCo. Upon the consummation of the Proposed Transactions, each of HAVA and OAG will become a wholly-owned subsidiary of PubCo, and HAVA’s and OAG’s shareholders will receive ordinary shares of PubCo (“PubCo Ordinary Shares”) as consideration. PubCo Ordinary Shares are expected to be listed and traded on Nasdaq following the consummation of the Proposed Transactions.

The Proposed Transactions have been approved by the boards of directors of both OAG and HAVA. The closing of the Proposed Transactions is subject to regulatory and shareholder approvals, and other customary closing conditions. No assurances can be made that the Proposed Transactions will be consummated on the terms or time frame currently contemplated, or at all.

Additional information about the Proposed Transactions, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by HAVA with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

Robinson & Cole LLP is acting as legal counsel to HAVA. Winston Taylor LLP is acting as legal counsel to OAG. FocalPoint Asia is acting as exclusive financial advisor to OAG in connection with the Proposed Transactions.

About Harvard Ave Acquisition Corporation

HAVA is a blank check company incorporated in the Cayman Islands as an exempted company with limited liability for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. HAVA’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region.

About OAG International Ltd

OAG International Ltd (“OAG”) is a global provider of specialized pipeline construction and integrity services for critical onshore and offshore energy infrastructure. The origins of OAG date back to 1999, when founder Jonathan Chong established the business initially to provide personnel and technical services to the oil and gas industry. Over more than 25 years, the business has evolved and expanded into specialized pipeline services, building extensive experience in field joint coating (“FJC”) and subsequently broadening its capabilities across complementary pipeline technologies and services.

Today, OAG provides specialized services encompassing FJC, welding and Non-Destructive Testing (“NDT”). Having completed in excess of 200 projects across more than 27 countries for approximately 40 different clients, including major international pipeline contractors and energy companies, OAG has an established track record of executing technically demanding onshore and offshore projects.

In particular, OAG has developed expertise in offshore FJC, a technically demanding and highly specialized segment of the pipeline industry with a limited number of established global service providers; where reliability, execution speed and quality assurance are critical to pipeline installation operations. Its capabilities combine specialized equipment, engineering know-how, customized coating systems and experienced technical personnel, supported by continued investment in technology and research and development.

Building on this established operating platform, OAG’s strategy is to develop a broader integrated pipeline technology and services platform spanning coating, welding, inspection and complementary technologies. OAG intends to expand its geographic presence, including in the Americas and Africa, while continuing to develop proprietary technologies and selectively pursuing complementary technologies and businesses with the potential to broaden its capabilities across the pipeline construction and integrity value chain.

For more information, please visit www.oag-group.com.

Additional Information and Where to Find It

This press release relates to a proposed business combination transaction involving HAVA and OAG. In connection with the Proposed Transactions, HAVA, OAG and PubCo intend to file with the SEC a registration statement on Form F-4 that will include a proxy statement for shareholders of HAVA and that will also constitute a prospectus with respect to the PubCo Ordinary Shares to be issued in connection with the Proposed Transactions (the “Proxy Statement/Prospectus”). This document is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to HAVA’s shareholders. HAVA may also file other relevant documents regarding the Proposed Transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF HAVA AND OAG AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HAVA, PUBCO, OAG, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and security holders of HAVA and OAG may obtain free copies of the Proxy Statement/Prospectus (if and when available) and other documents that are filed or will be filed with the SEC by HAVA, OAG and PubCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

HAVA, OAG and certain of their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of HAVA in respect of the Proposed Transactions. Information about HAVA’s directors and executive officers and their ownership of HAVA ordinary shares is set forth in HAVA’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 26, 2026 (the “Annual Report”). To the extent that holdings of HAVA’s securities have changed since the amounts included in the Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC with respect to the Proposed Transactions when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any proxy, consent, vote or approval with respect to any securities in respect of the Proposed Transactions and is not a substitute for the Proxy Statement/Prospectus or any other document that HAVA, OAG or PubCo may file with the SEC or send to HAVA’s or OAG’s shareholders in connection with the Proposed Transactions. No offer, sale, issuance or transfer of securities shall be made in any jurisdiction in which such offer, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the anticipated benefits and impact of the Proposed Transactions on the Combined Company’s business and future financial and operating results, the anticipated timing of closing of the Proposed Transactions, the anticipated growth of the industries and markets in which OAG competes, the success and customer acceptance of OAG’s product offerings and other aspects of OAG’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of the Combined Company and the likelihood and ability of the parties to successfully consummate the Proposed Transactions. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding the Combined Company’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management of HAVA and OAG and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond the control of HAVA and OAG and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this press release, including but not limited to: (i) the ability of the parties to complete the Proposed Transactions within the time frame anticipated or at all, which may adversely impact the price of HAVA’s securities; (ii) the failure to realize the anticipated benefits of the Proposed Transactions or those benefits taking longer than anticipated to be realized; (iii) the risk that the Proposed Transactions may not be completed by HAVA’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by HAVA; (iv) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of the Business Combination Agreement by the shareholders of HAVA, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the Proposed Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Proposed Transactions on OAG’s business relationships, performance and business generally; (vii) risks that the Proposed Transactions disrupt current plans and operations of OAG and any potential difficulties in OAG employee retention as a result of the Proposed Transactions; (viii) the outcome of any legal proceedings that may be instituted against OAG or HAVA related to the Business Combination Agreement or the Proposed Transactions or any liability or regulatory lawsuits or proceedings relating to OAG’s products or services; (ix) the ability to maintain the listing of the PubCo Ordinary Shares on the Nasdaq Stock Market after the closing of the Proposed Transactions; (x) potential volatility in the price of PubCo Ordinary Shares due to a variety of factors, including changes in the competitive and highly regulated industries in which OAG operates, variations in performance across competitors, changes in laws and regulations affecting OAG’s business, and changes in the Combined Company’s capital structure; (xi) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Proposed Transactions; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industries in which OAG operates or the markets that OAG targets; (xiii) the inability of OAG and its current and future collaborators to successfully develop and commercialize OAG’s products and services in the expected time frame or at all; (xiv) the risk that the Combined Company may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xv) the costs of the Proposed Transactions. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties and factors, including those described in HAVA’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q and other documents filed or to be filed with the SEC by HAVA from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as they are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of HAVA or OAG. The forward-looking statements included in this press release are made only as of the date hereof, and HAVA and OAG disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof or otherwise, except as required by law.

Contact Information:

Harvard Ave Acquisition Corporation Contact:

Sung Hyuk Lee
Chief Executive Officer
Email: sunghyuk.lee23@gmail.com

FocalPoint Asia Contact:

Tina Wang
Vice President
Email: twang@focalpointasia.com

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